ING PARTNERS, INC.

ING Fidelity® VIP Equity-Income Portfolio (“Portfolio”)

Supplement dated June 15, 2011

to the Portfolio’s Adviser Class and Service Class Prospectus and Service 2 Class Prospectus

each dated April 29, 2011

(collectively “Prospectuses”)

Effective April 1, 2011, James Morrow and Adam Kramer replaced Stephen Petersen as portfolio managers of the Master Fund. Effective immediately, the Portfolio’s Prospectuses are revised as follows:

1.	The section entitled “Portfolio Management – Portfolio Manager of the Master Fund” of the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Portfolio Managers of the Master Fund

  James Morrow

  Portfolio Manager (since 04/11)

  Adam Kramer

  Portfolio Manager (since 04/11)

2.

The 14th and 15th paragraphs of the section entitled “Management of the Portfolios – Sub-Adviser to each Master Fund” of the Portfolio’s Prospectuses are hereby deleted and replaced with the following paragraphs:

The following individuals are responsible for the day-to-day management of Fidelity® VIP Equity-Income Portfolio.

James Morrow is lead portfolio manager of Fidelity® VIP Equity-Income Portfolio. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and portfolio manager.

Adam Kramer is co-manager of Fidelity® VIP Equity-Income Portfolio. Since joining Fidelity Investments in 2000, Mr. Kramer has worked as a research analyst, a portfolio assistant, and a portfolio manager.

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